1 Q3 2021 Earnings Supplemental Materials Nov 2nd, 2021

Forward-looking statements 2 Safe Harbor Statement Statements included in this presentation that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This presentation contains forward-looking statements, which concern the planned acquisition of Rogers by DuPont (the “DuPont Merger”), our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this presentation and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Rogers’ actual future results may differ materially from Rogers’ current expectations due to the risks and uncertainties inherent in its business and risks relating to the DuPont Merger. These risks include, but are not limited to: uncertainties as to the timing and structure of the DuPont Merger; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the DuPont Merger; the risk that management’s time and attention is diverted on transaction related issues; the risk that Rogers is unable to retain key personnel; the effects of disruptions caused by the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the DuPont Merger may result in significant costs of defense, indemnification and liability. Other risks and uncertainties that could cause such results to differ include: the duration and impacts of the novel coronavirus global pandemic and efforts to contain its transmission and distribute vaccines, including the effect of these factors on our business, suppliers, customers, end users and economic conditions generally; failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, including trade restrictions on Huawei Technologies Co., Ltd. (Huawei); fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, terrorism or public health crises; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company or the DuPont Merger. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

Non-GAAP and Additional Information 3 Non-GAAP Information This presentation includes the following financial measures that are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”): (1) Adjusted net income, which the Company defines as net income excluding acquisition-related amortization of intangible assets and the following discrete items, acquisition and related integration costs, gains or losses on the sale or disposal of property, plant and equipment, pension settlement charges, restructuring, severance, impairment and other related costs, UTIS fire charges, and the related income tax effect on these items (collectively, “discrete items”); (2) Adjusted earnings per diluted share, which the Company defines as earnings per diluted share excluding amortization of acquisition intangible assets, and discrete items (3) Adjusted EBITDA, which the Company defines as net income excluding interest expense, net, income tax expense, depreciation and amortization, stock-based compensation expense and discrete items; (4) Adjusted EBITDA Margin, which the Company defines as the percentage that results from dividing Adjusted EBITDA by total net sales; (5) Adjusted operating expenses, which the Company defines as operating expenses excluding acquisition-related amortization of intangible assets and discrete items; (6) Adjusted operating income, which the Company defines as operating income excluding acquisition-related amortization of intangible assets and discrete items; (7) Adjusted operating margin, which the Company defines as operating margin excluding acquisition-related amortization of intangible assets and discrete items; (8) Free Cash Flow, which the Company defines as net cash provided by operating activities less non-acquisition capital expenditures. Management believes that adjusted net income, adjusted earnings per diluted share, adjusted EBITDA, adjusted EBITDA margin, adjusted operating expenses, adjusted operating income and adjusted operating margin are useful to investors because they allow for comparison to the Company’s performance in prior periods without the effect of items that, by their nature, tend to obscure the Company’s core operating results due to potential variability across periods based on the timing, frequency and magnitude of such items. As a result, management believes that these measures enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to peer companies. Management also believes free cash flow is useful to investors as an additional way of viewing the Company's liquidity and provides a more complete understanding of factors and trends affecting the Company's cash flows. However, non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as alternatives to, financial measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may differ from, and should not be compared to, similarly named measures used by other companies. Reconciliations of the differences between these non-GAAP financial measures and their most directly comparable financial measures calculated in accordance with GAAP are set forth in the appendix. Additional Information and Where to Find It This communication does not constitute a solicitation of any vote or approval. Rogers intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a definitive proxy statement in connection with the proposed transaction with DuPont. ROGERS’ STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROGERS AND THE PROPOSED MERGER. Investors and stockholders may obtain a free copy of the proxy statement and other documents filed with the SEC (when they became available) from the SEC’s website at www.sec.gov or by accessing the Rogers’ website at https://rogerscorp.com/investors. Certain Information Concerning Participants Rogers and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Rogers’ stockholders with respect to the proposed transaction with DuPont. Information about Rogers’ directors and executive officers is set forth in Rogers’ definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. These documents may be obtained as indicated above. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Rogers and its respective directors and executive officers in the proposed transaction by reading the definitive proxy statement that Rogers intends to file with the SEC when it becomes available.

Q3 2021 Overview

Financials

Results

- Net sales: $238M, increased 1% QoQ
- Gross margin: 38.5%, increased 30 basis points QoQ
- EPS: $1.33, decreased 13% QoQ
- Adjusted EPS*: $1.64, decreased 5% QoQ

Highlights

- Continued improvement in EV/HEV sales
- Seasonal growth in portable electronics sales
- Growth in clean energy and defense sales

Challenges

- Chip and other component shortages impacting customer demand in some markets
- Raw material and labor availability constraints created some operational inefficiencies

Revenue by Market Segment – YTD



Advanced Mobility 27%
ADAS 8%
e-Mobility 15%
Mass Transit 4%
Portable Electronics 10%
Wireless Infrastructure 10%
A&D 11%
Industrial 19%
Other 13%
Clean Energy 10%

Percentages may not add due to rounding

Executing On Growth Strategy While Navigating Global Supply Constraints

*Adjusted EPS defined as earnings per diluted share excluding amortization of acquisition intangible assets and discrete items
**See Appendix for reconciliation of non-GAAP measures

ROGERS CORPORATION 4

Silicone Engineering Acquisition 5 Highlights • Creates a dynamic advanced silicones platform in Rogers • Further strengthens Rogers’ ability to serve global customers with a European Center of Excellence • Highly complementary technologies • Synergistic opportunities for innovation in product development • Transaction closed on October 8th and will be reflected in results beginning in Q4 2021

Market Outlook 6 EV Transition Accelerating Robust Growth Outlook For ADAS • Latest projections show strong increase in long-term outlook for EV market growth • Full EVs growing at the fastest rate and provide the highest content opportunity • Strong long-term growth projected for the ADAS market driven by: • Increasing adoption of ADAS features in new vehicles • Transition to higher levels of autonomy 5 8 11 13 14 175 7 9 12 13 15 4 6 9 13 17 20 2021 2022 2023 2024 2025 2026 HEV - Mild HEV - Full EV 94 140 181 214 241 243 2021 2022 2023 2024 2025 2026 1 – EV/HEV data from IHS Markit Light Vehicle Production Forecast Sep 2021. 2 - ADAS Data from ABI April 2021 Auto Sensor forecast Electric & Hybrid Electric Vehicles1 (in millions of units) Auto Radar Sensors2 (in millions of units)

Q3 2021 Financial Highlights 7 *Adjusted Operating Income defined as operating income excluding acquisition-related amortization of intangible assets and discrete items and Adjusted Operating Margin as operating margin excluding acquisition-related amortization of intangible assets and discrete items. We define Adjusted EBITDA as net income excluding interest expense, net, income tax expense, depreciation and amortization, stock-based compensation expense and discrete items and Adjusted EBITDA Margin as the percentage that results from dividing Adjusted EBITDA by total net sales. **See Appendix for reconciliation of non-GAAP measures. Revenue and Gross Margin Increased Sequentially ($ in millions, except EPS) Q3-2021 Q2-2021 Q3-2020 Net sales $238.3 $234.9 $201.9 Gross margin $91.7 $89.8 $75.5 Gross margin % 38.5% 38.2% 37.4% Operating income $33.8 $35.7 $8.8 Operating margin % 14.2% 15.2% 4.4% Adjusted operating income* $41.1 $40.8 $35.0 Adjusted operating margin %* 17.2% 17.4% 17.3% Net income $25.1 $28.7 $7.0 Net income % of net sales 10.5% 12.2% 3.5% Adjusted EBITDA* $54.2 $55.8 $47.9 Adjusted EBITDA margin %* 22.7% 23.8% 23.7% EPS $1.33 $1.52 $0.37 Adjusted EPS* $1.64 $1.72 $1.45

Q3 2021 Revenue Results

Consolidated Revenue



($ in millions)
+1.6%
(0.2%)
+1.4%
$234.9
$3.8
$0.4
$238.3
Q2'21
Volume & Other*
Currency
Q3'21

- Revenues of $238.3 million; +1.4% sequential growth
- Volume & Other growth driven by higher EMS sales

Revenue by Business Unit**



($ in millions)
(3.9%)
$140.4
$135.0
+9.6%
$89.3
$98.0
AES Q2'21
AES Q3'21
EMS Q2'21
EMS Q3'21

- AES: Decline in ADAS sales due to lower customer demand from supply constraints. Partially offset by higher EV, clean energy and defense sales.
- EMS: Record sales driven primarily by EV and Portable Electronics demand.

EV and Portable Electronics Demand Driving Continued Sales Growth

*Volume & Other of $6.4 million represents change in volume, price and mix excluding the impact of FX.
Note: percentages and dollars may not add due to rounding

**"Other" business unit not included.

ROGERS CORPORATION 8

Q3 2021 Gross Margin & Adjusted Net Income* Results

Gross Margin



($ in millions)
$89.9
38.2%
+2.9%
$2.6
+0.3%
$0.3
(1.2%)
$1.1
+2.0%
$91.7
38.5%
Q2'21
Volume* & Other
Performance & Other
Supply Issues
Q3'21

- Volume: Higher EMS sales and favorable product mix
- Ongoing supply constraints impacted gross margin by ~250 basis points in Q3'12, an increase of ~50 basis points or $1.1M versus the prior quarter.

Adjusted Net Income*



($ in millions)
$32.5
13.8%
+0.9%
$0.3
(5.8%)
$1.9
(0.0%)
$0.0
(4.9%)
$30.9
13.0%
Q2'21 Adj. Net Income**
Adj Op Income**
Other Inc./Exp.^
Income Tax
Q3'21 Adj. Net Income**

- Adjusted Op Income*: Net sales and gross margin improvements, partially offset by strategic investments
- Other Income/Expense^: Decrease in valuation of copper hedge portfolio

Global Supply Disruptions Continue To Temper Gross Margin Performance

*Volume & Other of $2.6 million represents change in sales volume, price, mix and FX.
**Adjusted Net Income defined as net income excluding acquisition-related amortization of intangible assets and discrete items and Adjusted Operating Income is defined as operating income excluding acquisition-related amortization of intangible assets and discrete items. See Appendix for reconciliation of non-GAAP measures.
^Comprised of equity income in unconsolidated joint ventures, other income (expense), net and interest expense, net from Consolidated Statements of Operations

ROGERS CORPORATION

9

Cash Utilization Cash Increase Driven by Strong Adjusted EBITDA1 Performance 1 - See reconciliation of adjusted EBITDA to GAAP net income in the appendix. 2 - Debt represents proceeds from borrowings under revolving credit facility less repayment of debt principal and finance lease obligations. Finance lease obligations of approximately $4.655 million included in “Other” category $191.8 $220.9 $169.8 $25.0 $43.4 $21.9 $25.9 $1.3 $23.3 12/31/2020 Cash Adj. EBITDA Debt Capex Change in assets and liabilities Cash taxes paid Cash interest, net Other 9/30/2021 Cash ($ in millions) 10 Net cash provided by operating activities $106.1M Net cash used in investing activities ($42.7M) Net cash provided by financing activities ($30.8M) Effect of FX ($3.5M) Net increase (decrease) in cash $29.1M 1 2 3 3 - Change in assets and liabilities per the statements of cash flows. Note: percentages and dollars may not add due to rounding

Continued sales growth driven by EV/HEV, portable electronics, clean energy and defense demand Continuing to address industry-wide supply chain challenges Robust EV and ADAS outlook; Strong traction with customer design wins and pipeline growth Investing aggressively to capitalize on EV/HEV and other market opportunities Summary 11 EV and ADAS Market Outlook Remains Strong Accelerating Investment In Capacity & Capabilities To Capitalize on Significant Growth 1 2 3 4

Appendix

13 Q3 2021: Adjusted operating margin reconciliation Note: percentages and dollars may not add due to rounding. ($ in millions) Q3-20($) Q3-20(%) Q2-21($) Q2-21(%) Q3-21($) Q3-21(%) GAAP operating margin $ 8.8 4.4% $ 35.7 15.2% $ 33.8 14.2% Restructuring, severance, impairment and other related costs $ 10.7 5.3% $ 1.0 0.4% $ 1.7 0.7% Acquisition and related integration costs $ 0.1 0.1% $ - - $ 1.0 0.4% Gain on sale or disposal of property, plant and equipment $ - - $ (0.6) (0.3%) $ - - Utis fire charges $ - - $ 1.5 0.6% $ 1.4 0.6% Total discrete items $ 10.8 5.3% $ 1.9 0.8% $ 4.2 1.7% Operating margin adjusted for discrete items $ 19.6 9.7% $ 37.6 16.0% $ 38.0 15.9% Acquisition intangible amortization $ 15.4 7.6% $ 3.1 1.3% $ 3.1 1.3% Adjusted operating margin $ 35.0 17.3% $ 40.8 17.4% $ 41.1 17.2%

14 Q3 2021: Adjusted EBITDA and adjusted EBITDA margin reconciliation Note: percentages and dollars may not add due to rounding. ($ in millions) Q3-20($) Q2-21($) Q3-21($) GAAP net income $ 7.0 $ 28.7 $ 25.1 Interest expense, net $ 3.6 $ 0.4 $ 0.4 Income tax expense $ 0.6 $ 9.9 $ 9.0 Depreciation $ 7.3 $ 7.5 $ 7.0 Amortization $ 15.4 $ 3.1 $ 3.1 Stock-based compensation expense $ 3.3 $ 4.4 $ 4.8 Restructuring, severance, impairment and other related costs $ 10.6 $ 0.9 $ 1.8 Acquisition and related integration costs $ 0.1 $ - $ 1.0 Gain on sale or disposal of property, plant and equipment $ - $ (0.6) $ - Utis fire charges $ - $ 1.5 $ 1.4 Pension Settlement Charges $ - $ - $ 0.5 Adjusted EBITDA $ 47.9 $ 55.8 $ 54.2 Divided by Total Net Sales $ 201.9 $ 234.9 $ 238.3 Adjusted EBITDA Margin 23.7% 23.8% 22.7%

Q3 2021: Adjusted EPS reconciliation 15Note: dollars may not add due to rounding. Q3-20($) Q2-21($) Q3-21($) GAAP earnings per diluted share $ 0.37 $ 1.52 $ 1.33 Restructuring, severance, impairment and other related costs $ 0.43 $ 0.04 $ 0.07 Acquisition and related integration costs $ 0.01 $ - $ 0.04 Gain on sale or disposal of property, plant and equipment $ - $ (0.02) $ - Utis fire charges $ - $ 0.06 $ 0.06 Pension Settlement Charges $ - $ - $ 0.02 Total discrete items $ 0.44 $ 0.08 $ 0.19 Earnings per diluted share adjusted for discrete items $ 0.81 $ 1.60 $ 1.52 Acquisition intangible amortization $ 0.64 $ 0.13 $ 0.12 Adjusted earnings per diluted share $ 1.45 $ 1.72 $ 1.64

Q3 2021: Adjusted net income reconciliation 16Note: percentages and dollars may not add due to rounding. ($ in millions) Q3-20($) Q3-20(%) Q2-21($) Q2-21(%) Q3-21($) Q3-21(%) GAAP Net Income $ 7.0 3.5% $ 28.7 12.2% $ 25.1 10.5% Restructuring, severance, impairment and other related costs $ 10.7 5.3% $ 1.0 0.4% $ 1.7 0.7% Acquisition and related integration costs $ 0.1 0.1% $ - - $ 1.0 0.4% Pension Settlement Charges $ - - $ - - $ 0.5 0.2% Acquisition intangible amortization $ 15.4 7.6% $ 3.1 1.3% $ 3.1 1.3% Gain on sale or disposal of property, plant and equipment $ - - $ (0.6) (0.3%) $ - - Utis fire charges $ - - $ 1.5 0.6% $ 1.4 0.6% Income tax effect of non-GAAP adjustments and intangible amortization $ (6.1) (3.0%) $ (1.2) (0.5%) $ (2.0) (0.9%) Adjusted net income $ 27.1 13.4% $ 32.5 13.8% $ 30.9 13.0%

17 Q3 2021: Adjusted operating expenses reconciliation* Note: percentages and dollars may not add due to rounding. *GAAP operating expenses include (i) selling, general and administrative expenses, (ii) research and development expenses, (iii) restructuring and impairment charges and (iv) other operating (income) expense, net per condensed consolidated statements of operations. ($ in millions) Q3-20($) Q3-20(%) Q2-21($) Q2-21(%) Q3-21($) Q3-21(%) GAAP operating expenses $ 66.7 33.0% $ 54.1 23.0% $ 57.9 24.3% Restructuring, severance, impairment and other related costs $ (10.7) (5.3%) $ (1.0) (0.4%) $ (1.7) (0.7%) Acquisition and related integration costs $ (0.1) (0.1%) $ - - $ (1.0) (0.4%) Gain on sale or disposal of property, plant and equipment $ - - $ 0.6 0.3% $ - - Utis fire charges $ - - $ (1.5) (0.6%) $ (1.4) (0.6%) Total discrete items $ (10.8) (5.3%) $ (1.9) (0.8%) $ (4.2) (1.7%) Operating expenses adjusted for discrete items $ 55.9 27.7% $ 52.2 22.2% $ 53.7 22.5% Acquisition intangible amortization $ (15.4) (7.6%) $ (3.1) (1.3%) $ (3.1) (1.3%) Adjusted operating expenses $ 40.5 20.1% $ 49.1 20.9% $ 50.6 21.2%

18 Q3 2021: Free cash flow reconciliation* Note: dollars may not add due to rounding. *Free cash flow defined as net cash provided by operating activities less non-acquisition capital expenditures per condensed consolidated statements of cash flows. ($ in millions) Q3-20($) Q2-21($) Q3-21($) Net cash provided by operating activities $58.7 $29.7 $39.9 Non-acquisition capital expenditures ($10.8) ($17.8) ($22.0) Free cash flow $47.9 $11.9 $17.9